enstargroup.com ENSTAR GROUP LIMITED Investor Financial Supplement September 30, 2022

| enstargroup.com 2 Table of Contents Page Explanatory Notes 3 Financial Highlights 4 Consolidated Results by Segment 5 Capital Position & Credit Ratings 9 Non-GAAP Measures 10 Reconciliation to Adjusted Book Value per Share 12 Reconciliation to Adjusted Return on Equity 13 Reconciliation to Adjusted Run-off Liability Earnings 14 Reconciliation to Adjusted Total Investment Return 16

| enstargroup.com 3 Explanatory Notes About Enstar Enstar is a NASDAQ-listed leading global (re)insurance group that offers innovative capital release solutions through its network of group companies in Bermuda, the United States, the United Kingdom, Continental Europe, Australia, and other international locations. A market leader in completing legacy acquisitions, Enstar has acquired over 110 companies and portfolios since its formation in 2001. For further information about Enstar, see www.enstargroup.com. Basis of Presentation In this Investor Financial Supplement, the terms "we," "us," "our," "Enstar," or "the Company" refer to Enstar Group Limited and its consolidated subsidiaries. All information contained herein is unaudited. Unless otherwise noted, amounts are in millions of U.S. Dollars, except for share and per share amounts. Certain prior period comparatives have been reclassified to conform to the current presentation. This Investor Financial Supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by Enstar with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Non-GAAP Financial Measures In addition to our key financial measures presented in accordance with GAAP, we present other non-GAAP financial measures that we use to manage our business, compare our performance against prior periods and against our peers, and as performance measures in our incentive compensation program. These non-GAAP financial measures provide an additional view of our operational performance over the long-term and provide the opportunity to analyze our results in a way that is more aligned with the manner in which our management measures our underlying performance. The presentation of these non-GAAP financial measures, which may be defined and calculated differently by other companies, is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Some of the adjustments reflected in our non-GAAP measures are recurring items, such as the exclusion of adjustments to net realized and unrealized (gains)/losses on fixed maturity investments recognized in our income statement, the fair value of certain of our loss reserve liabilities for which we have elected the fair value option, and the amortization of fair value adjustments. Management makes these adjustments in assessing our performance so that the changes in fair value due to interest rate movements, which are applied to some but not all of our assets and liabilities as a result of preexisting accounting elections, do not impair comparability across reporting periods. It is important for the readers of our periodic filings to understand that these items will recur from period to period. However, we exclude these items for the purpose of presenting a comparable view across reporting periods of the impact of our underlying claims management and investment without the effect of interest rate fluctuations on assets that we anticipate to hold to maturity and non-cash changes to the fair value of our reserves. Similarly, our non-GAAP measures reflect the exclusion of certain items that we deem to be nonrecurring, unusual or infrequent when the nature of the charge or gain is such that it is not reasonably likely that such item may recur within two years, nor was there a similar charge or gain in the preceding two years. This includes adjustments related to bargain purchase gains on acquisitions of businesses, net gains or losses on sales of subsidiaries, net assets of held for sale or disposed subsidiaries classified as discontinued operations and other items that we separately disclose. Refer to pages 10 to 16 for further details. Cautionary Statement This Investor Financial Supplement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the intent, belief or current expectations of Enstar and its management team. Investors are cautioned that any such forward- looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Important risk factors regarding Enstar can be found under the heading "Risk Factors" in our Form 10-K for the year ended December 31, 2021 and are incorporated herein by reference. Furthermore, Enstar undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law.

Financial Highlights

ENSTAR

	Three Months Ended		Nine Months Ended	
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Key Earnings Metrics				
Return on equity ("ROE")	(10.6)%	(2.9)%	(21.8)%	5.9 %
Annualized ROE			(29.1)%	7.9 %
Adjusted ROE [(1)]			(7.0)%	7.7 %
Annualized adjusted ROE [(1)]			(9.4)%	10.2 %
Basic net (loss) earnings per share	$ (26.10)	$ (10.68)	$ (70.59)	$ 17.78
Diluted net (loss) earnings per share	$ (26.10)	$ (10.68)	$ (70.59)	$ 17.53
Key Run-off Metrics				
Average net loss reserves			$ 11,560	$ 10,254
Annualized Run-off liability earnings ("RLE")			3.8 %	2.5 %
Average adjusted net loss reserves [(1)]			$ 11,668	$ 9,959
Annualized adjusted RLE [(1)]			0.5 %	1.4 %
Key Investment Return Metrics				
Average aggregate invested assets			$ 20,192	$ 20,737
Annualized total investment return ("TIR")			(8.7)%	2.8 %
Annualized investment book yield	2.32 %	1.73 %	2.15 %	1.91 %
Earnings from equity method investments			$ 12	$ 101
Adjusted average aggregate invested assets [(1)]			$ 21,093	$ 20,411
Annualized adjusted TIR [(1)]			(1.0)%	4.1 %
Key Shareholder Metrics				
Ordinary shares repurchased:				
Shares	—	45,311	697,580	93,678
Cost	$ —	$ 11	$ 163	$ 22
Average price per share	$ —	$ 236.46	$ 233.92	$ 236.42

	As of	
	September 30, 2022	December 31, 2021
Key Shareholder Metrics		
Ordinary shareholders' equity	$ 3,550	$ 5,586
Total Enstar shareholders' equity	$ 4,060	$ 6,096
Book value per ordinary share ("BVPS")	$ 208.60	$ 316.34
Adjusted BVPS [(1)]	$ 206.25	$ 310.80
Change in adjusted BVPS	(33.6)%	10.5 %
Total ordinary shares outstanding	17,018,571	17,657,944
Adjusted ordinary shares outstanding	17,212,522	17,973,149
Key Balance Sheet Metrics		
Total assets	$ 21,552	$ 24,429
Debt obligations	$ 1,905	$ 1,691
Total liabilities	$ 17,228	$ 17,924
Total investable assets to ordinary shareholders' equity	5.44x	3.89x
Total net loss reserves to ordinary shareholders' equity	3.26x	2.07x
Debt to total capitalization attributable to Enstar	31.9 %	21.7 %

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(1) Non-GAAP financial measure, refer to pages 10 to 16 for explanatory notes and a reconciliation to the most directly comparable GAAP measure.

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Consolidated Results by Segment - QTD 2022

ENSTAR

	Three Months Ended September 30, 2022					
	Run-off	Assumed Life	Investments	Legacy Underwriting	Corporate and other [1]	Total
INCOME						
Net premiums earned	$ 1	$ 2	$ —	$ 1	$ —	$ 4
Net investment income	—	—	114	2	—	116
Net realized losses	—	—	(36)	—	—	(36)
Net unrealized losses	—	—	(542)	(4)	—	(546)
Other income (expense)	2	—	—	1	(7)	(4)
Total income (loss)	3	2	(464)	—	(7)	(466)
EXPENSES						
Net incurred losses and loss adjustment expenses						
Current period	10	—	—	3	—	13
Prior period	(61)	—	—	(2)	(46)	(109)
Total net incurred losses and loss adjustment expenses	(51)	—	—	1	(46)	(96)
Policyholder benefit expenses	—	7	—	—	—	7
Acquisition costs	1	—	—	(1)	—	—
General and administrative expenses	34	2	9	—	22	67
Total expenses	(16)	9	9	—	(24)	(22)
EARNINGS (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	19	(7)	(473)	—	17	(444)
Loss from equity method investments	—	—	(20)	—	—	(20)
SEGMENT EARNINGS (LOSS)	$ 19	$ (7)	$ (493)	$ —	17	(464)
Interest expense					(23)	(23)
Net foreign exchange gains					17	17
Income tax expense					(8)	(8)
NET LOSS						(478)
Net loss attributable to noncontrolling interests					43	43
NET LOSS ATTRIBUTABLE TO ENSTAR						(435)
Dividends on preferred shares					(9)	(9)
NET EARNINGS (LOSS) ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS					$ 37	$ (444)

[1] Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo, LLC ("DCo") and Morse TEC LLC ("Morse TEC"). Net incurred losses and loss adjustment expenses for corporate and other activities includes amortization of deferred charge assets ("DCAs") on retroactive reinsurance contracts and fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option. The three months ended September 30, 2022 included accelerated amortization of $19 million corresponding to increased favorable prior period development ("PPD") on net ultimate liabilities recorded in our Run-off segment.

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Consolidated Results by Segment - QTD 2021

ENSTAR

	Three Months Ended September 30, 2021				
	Run-off	Investments	Legacy Underwriting	Corporate and other [(1)]	Total
INCOME					
Net premiums earned	$ 39	$ —	$ 13	$ —	$ 52
Net investment income	—	92	1	—	93
Net realized gains	—	5	1	—	6
Net unrealized losses	—	(278)	(2)	—	(280)
Other income (expense)	12	—	(2)	1	11
Net gain of purchase and sale of subsidiaries	—	—	—	47	47
Total income (loss)	51	(181)	11	48	(71)
EXPENSES					
Net incurred losses and loss adjustment expenses					
Current period	35	—	7	—	42
Prior period	(86)	—	(2)	19	(69)
Total net incurred losses and loss adjustment expenses	(51)	—	5	19	(27)
Acquisition costs	8	—	3	—	11
General and administrative expenses [(2)]	47	8	3	35	93
Total expenses	4	8	11	54	77
EARNINGS (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	47	(189)	—	(6)	(148)
Loss from equity method investments	—	(14)	—	—	(14)
SEGMENT EARNINGS (LOSS)	$ 47	$ (203)	$ —	(6)	(162)
Interest expense				(18)	(18)
Net foreign exchange gains				2	2
Income tax expense				(10)	(10)
NET LOSS					(188)
Net loss attributable to noncontrolling interests				1	1
NET LOSS ATTRIBUTABLE TO ENSTAR					(187)
Dividends on preferred shares				(9)	(9)
NET LOSS ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS				$ (40)	$ (196)

[(1)] Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo and Morse TEC. Net incurred losses and loss adjustment expenses for corporate and other activities includes amortization of DCAs on retroactive reinsurance contracts and fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option. The three months ended September 30, 2021 included accelerated amortization of $11 million corresponding to increased favorable prior period development PPD on net ultimate liabilities recorded in our Run-off segment.

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Consolidated Results by Segment - YTD 2022

ENSTAR

	Nine Months Ended September 30, 2022					
	Run-off	Assumed Life	Investments	Legacy Underwriting	Corporate and other (1)	Total
INCOME						
Net premiums earned	$ 27	$ 17	$ —	$ 8	$ —	$ 52
Net investment income	—	—	294	8	—	302
Net realized losses	—	—	(111)	—	—	(111)
Net unrealized losses	—	—	(1,506)	(12)	—	(1,518)
Other income	19	—	—	4	10	33
Total income (loss)	46	17	(1,323)	8	10	(1,242)
EXPENSES						
Net incurred losses and loss adjustment expenses						
Current period	35	—	—	4	—	39
Prior period	(232)	(29)	—	2	(72)	(331)
Total net incurred losses and loss adjustment expenses	(197)	(29)	—	6	(72)	(292)
Policyholder benefit expenses	—	25	—	—	—	25
Acquisition costs	18	—	—	2	—	20
General and administrative expenses	109	6	28	—	92	235
Total expenses	(70)	2	28	8	20	(12)
EARNINGS (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	116	15	(1,351)	—	(10)	(1,230)
Earnings from equity method investments	—	—	12	—	—	12
SEGMENT INCOME (LOSS)	$ 116	$ 15	$ (1,339)	$ —	(10)	(1,218)
Interest expense					(71)	(71)
Net foreign exchange gains					27	27
Income tax expense					(4)	(4)
NET LOSS						(1,266)
Net loss attributable to noncontrolling interests					74	74
NET LOSS ATTRIBUTABLE TO ENSTAR						(1,192)
Dividends on preferred shares					(27)	(27)
NET LOSS ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS					$ (11)	$ (1,219)

(1) Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo and Morse TEC. Net incurred losses and loss adjustment expenses for corporate and other activities includes amortization of DCAs on retroactive reinsurance contracts and fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option. The nine months ended September 30, 2022 included accelerated amortization of $115 million corresponding to increased favorable PPD on net ultimate liabilities recorded in our Run-off segment.

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Consolidated Results by Segment - YTD 2021

ENSTAR

	Nine Months Ended September 30, 2021				
	Run-off	Investments	Legacy Underwriting	Corporate and other [1]	Total
INCOME					
Net premiums earned	$ 154	$ —	$ 50	$ —	$ 204
Net investment income	—	229	2	—	231
Net realized gains	—	1	—	—	1
Net unrealized gains	—	112	(2)	—	110
Other income (expense)	48	—	(11)	(10)	27
Net gain on purchase and sale of subsidiaries	—	—	—	62	62
Total income	202	342	39	52	635
EXPENSES					
Net incurred losses and loss adjustment expenses					
Current period	121	—	25	—	146
Prior period	(184)	—	(5)	—	(189)
Total net incurred losses and loss adjustment expenses	(63)	—	20	—	(43)
Acquisition costs	37	—	13	—	50
General and administrative expenses	139	24	6	100	269
Total expenses	113	24	39	100	276
EARNINGS (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	89	318	—	(48)	359
Earnings from equity method investments	—	101	—	—	101
SEGMENT INCOME (LOSS)	$ 89	$ 419	$ —	(48)	460
Interest expense				(51)	(51)
Net foreign exchange gains				9	9
Income tax expense				(13)	(13)
NET EARNINGS					405
Net earnings attributable to noncontrolling interests				(13)	(13)
NET EARNINGS ATTRIBUTABLE TO ENSTAR					392
Dividends on preferred shares				(27)	(27)
NET (LOSS) EARNINGS ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS				$ (143)	$ 365

[1] Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo and Morse TEC. Net incurred losses and loss adjustment expenses for corporate and other activities includes amortization of DCAs on retroactive reinsurance contracts and fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option. The nine months ended September 30, 2021 included accelerated amortization of $22 million corresponding to increased favorable PPD on net ultimate liabilities recorded in our Run-off segment.

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Capital Position & Credit Ratings

Capital position		September 30, 2022		December 31, 2021		$ / pp Change
Ordinary shareholders' equity	$	3,550	$	5,586	$	(2,036)
Series D and E preferred shares		510		510		—
Total Enstar shareholders' equity		4,060		6,096		(2,036)
Noncontrolling interests		98		230		(132)
Total shareholders' equity		4,158		6,326		(2,168)
Senior notes		991		1,270		(279)
Subordinated notes		914		421		493
Total debt obligations		1,905		1,691		214
Redeemable noncontrolling interests		166		179		(13)
Total capitalization	$	6,229	$	8,196	$	(1,967)
Total capitalization attributable to Enstar	$	5,965	$	7,787	$	(1,822)
Debt to total capitalization		30.6 %		20.6 %		10.0 pp
Debt and Series D and E Preferred Shares to total capitalization		38.8 %		26.9 %		11.9 pp
Debt to total capitalization attributable to Enstar		31.9 %		21.7 %		10.2 pp
Debt and Series D and E Preferred Shares to total capitalization attributable to Enstar		40.5 %		28.3 %		12.2 pp

pp - Percentage point(s)

Credit ratings [(1)]	Standard and Poor's	Fitch Ratings
Long-term issuer	BBB (Outlook: Positive)	BBB+ (Outlook: Stable)
2029 Senior Notes	BBB	BBB
2031 Senior Notes	BBB-	BBB
2040 and 2042 Junior Subordinated Notes	BB+	BBB-
2031 Subordinated Notes	Not Rated	Not Rated
Series D and E Preferred Shares	BB+	BBB-

(1) Credit ratings are provided by third parties, Standard & Poor's and Fitch Ratings, and are subject to certain limitations and disclaimers. For information on these ratings, refer to the rating agencies' websites and other publications.

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10 Non-GAAP Measures Non-GAAP Measure Definition Purpose of Non-GAAP Measure over GAAP Measure Adjusted book value per ordinary share Total Enstar ordinary shareholders' equity Divided by Number of ordinary shares outstanding, adjusted for: -the ultimate effect of any dilutive securities on the number of ordinary shares outstanding Increases the number of ordinary shares to reflect the exercise of equity awards granted but not yet vested as, over the long term, this presents both management and investors with a more economically accurate measure of the realizable value of shareholder returns by factoring in the impact of share dilution. We use this non-GAAP measure in our incentive compensation program. Adjusted return on equity (%) Adjusted operating income (loss) attributable to Enstar ordinary shareholders divided by adjusted opening Enstar ordinary shareholder's equity Calculating the operating income (loss) as a percentage of our adjusted opening Enstar ordinary shareholders' equity provides a more consistent measure of the performance of our business by enabling comparison between the financial periods presented. We eliminate the impact of net realized and unrealized (gains) losses on fixed maturity investments and funds-held directly managed and the change in fair value of insurance contracts for which we have elected the fair value option, as: • we typically hold most of our fixed maturity investments until the earlier of maturity or the time that they are used to fund any settlement of related liabilities which are generally recorded at cost; and • removing the fair value option improves comparability since there are limited acquisition years for which we elected the fair value option. Therefore, we believe that excluding their impact on our earnings improves comparability of our core operational performance across periods. We include the amortization of fair value adjustments as a non-GAAP adjustment to the adjusted operating income (loss) attributable to Enstar ordinary shareholders as it is a non-cash charge that is not reflective of the impact of our claims management strategies on our loss portfolios. We eliminate the net gain (loss) on the purchase and sales of subsidiaries and net earnings from discontinued operations, as these items are not indicative of our ongoing operations. We use this non-GAAP measure in our incentive compensation program. Adjusted operating income (loss) attributable to Enstar ordinary shareholders (numerator) Net earnings (loss) attributable to Enstar ordinary shareholders, adjusted for: -net realized and unrealized (gains) losses on fixed maturity investments and funds held- directly managed -change in fair value of insurance contracts for which we have elected the fair value option (1) -amortization of fair value adjustments -net gain/loss on purchase and sales of subsidiaries (if any) -net earnings from discontinued operations (if any) -tax effects of adjustments -adjustments attributable to noncontrolling interests Adjusted opening Enstar ordinary shareholders' equity (denominator) Opening Enstar ordinary shareholders' equity, less: -net unrealized gains (losses) on fixed maturity investments and funds held-directly managed, -fair value of insurance contracts for which we have elected the fair value option (1), -fair value adjustments, and -net assets of held for sale or disposed subsidiaries classified as discontinued operations (if any) Adjusted total investment return (%) Adjusted total investment return (dollars) recognized in earnings for the applicable period divided by period average adjusted total investable assets. Provides a key measure of the return generated on the capital held in the business and is reflective of our investment strategy. Provides a consistent measure of investment returns as a percentage of all assets generating investment returns. We adjust our investment returns to eliminate the impact of the change in fair value of fixed maturity securities (both credit spreads and interest rates), as we typically hold most of these investments until the earlier of maturity or used to fund any settlement of related liabilities which are generally recorded at cost. Adjusted total investment return ($) (numerator) Total investment return (dollars), adjusted for: -net realized and unrealized (gains) losses on fixed maturity investments and funds held- directly managed Adjusted average aggregate total investable assets (denominator) Total average investable assets, adjusted for: -net unrealized (gains) losses on fixed maturities, AFS investments included within AOCI -net unrealized (gains) losses on fixed maturities, trading instruments (1) Comprises the discount rate and risk margin components.

| enstargroup.com 11 Non-GAAP Measures (continued) Non-GAAP Measure Definition Purpose of Non-GAAP Measure over GAAP Measure Adjusted run-off liability earnings (%) Adjusted PPD divided by average adjusted net loss reserves Calculating the RLE as a percentage of our adjusted average net loss reserves provides a more meaningful and comparable measurement of the impact of our claims management strategies on our loss portfolios across acquisition years and also to our overall financial periods. We use this measure to evaluate the impact of our claims management strategies because it provides visibility into our ability to settle our claims obligations for amounts less than our initial estimate at the point of acquiring the obligations. In order to provide a complete and consistent picture of our claims management performance, we combine: • the reduction (increase) in estimates of prior period net ultimate losses relating to our Run-off segment; with • the amortization of deferred charge assets (as the amortization will increase or decrease as a result of the periodic development in accordance with our accounting policies). Both adjustments are included in net incurred losses and LAE. We also include our performance in managing claims on our defendant A&E liabilities, that do not form part of loss reserves. The remaining components of periodic recurring net incurred losses and LAE and net loss reserves are not considered key components of our claims management performance for the following reasons: • The results of our Legacy Underwriting segment have been economically transferred to a third party primarily through use of reinsurance and a Capacity Lease Agreement(2); as such, the results are not a relevant contribution to Adjusted RLE, which is designed to analyze the impact of our claims management strategies; • The results of our Assumed Life segment relate only to our exposure to active property catastrophe business; as this business is not in run-off, the results are not a relevant contribution to Adjusted RLE; • The change in fair value of insurance contracts for which we have elected the fair value option(1) has been removed to support comparability between the two acquisition years for which we elected the fair value option in reserves assumed and the acquisition years for which we did not make this election (specifically, this election was only made in the 2017 and 2018 acquisition years and the election of such option is irrevocable); • The reduction/(increase) in provisions for ULAE are not considered directly related to the reserves and their exclusion provides alignment with our insurance contract disclosures, which is a key measure of our comparability between the acquisition years over time; and • The amortization of fair value adjustments are non-cash charges that obscure our trends on a consistent basis. We use this measure to assess the performance of our claim strategies and part of the performance assessment of our past acquisitions. Adjusted prior period development (numerator) Prior period net incurred losses and LAE, adjusted to: Remove: -Legacy Underwriting and Assumed Life operations -the reduction/(increase) in provisions for unallocated LAE (ULAE) -amortization of fair value adjustments, -change in fair value of insurance contracts for which we have elected the fair value option (1), and Add: -the reduction/(increase) in estimates of our defendant A&E ultimate net liabilities. Adjusted net loss reserves (denominator) Net losses and LAE, adjusted to: Remove: -Legacy Underwriting and Assumed Life net loss reserves -current period net loss reserves -the net ULAE provision -net fair value adjustments associated with the acquisition of companies, -the fair value adjustments for contracts for which we have elected the fair value option (1) and Add: -net nominal defendant asbestos and environmental exposures. (1) Comprises the discount rate and risk margin components. (2) As described in Note 5 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021.

| enstargroup.com 12 Reconciliation to Adjusted Book Value Per Share As of September 30, 2022 December 31, 2021 Equity (1) Ordinary Shares Per Share Amount Equity (1) Ordinary Shares Per Share Amount Book value per ordinary share $ 3,550 17,018,571 $ 208.60 $ 5,586 17,657,944 $ 316.34 Non-GAAP adjustments: Share-based compensation plans 193,951 315,205 Adjusted book value per ordinary share* $ 3,550 17,212,522 $ 206.25 $ 5,586 17,973,149 $ 310.80 (1) Equity comprises Enstar ordinary shareholders' equity, which is calculated as Enstar shareholders' equity less preferred shares ($510 million), prior to any non-GAAP adjustments. * Non-GAAP financial measure.

Reconciliation to Adjusted Return on Equity

ENSTAR

Three Months Ended September 30,

	2022				2021			
	Net (loss) earnings [1]	Opening equity [1]	(Adj) ROE	Annualized (Adj) ROE	Net (loss) earnings [1]	Opening equity [1]	(Adj) ROE	Annualized (Adj) ROE
Net (loss) earnings/Opening equity/ROE/Annualized ROE [1]	$ (444)	$ 4,183	(10.6)%	(42.5)%	$ (196)	$ 6,677	(2.9)%	(11.7)%
Non-GAAP adjustments:								
Net realized and unrealized losses (gains) on fixed maturity investments and funds held - directly managed / Net unrealized losses (gains) on fixed maturity investments and funds held - directly managed [2]	418	1,245			87	(339)		
Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option [3]	(82)	(239)			(10)	(91)		
Amortization of fair value adjustments / Fair value adjustments	4	(99)			5	(120)		
Net gain on purchase and sales of subsidiaries	—	—			(47)	—		
Tax effects of adjustments [4]	(2)	—			(5)	—		
Adjustments attributable to noncontrolling interests [5]	(42)	—			(8)	—		
Adjusted operating (loss) income/Adjusted opening equity/Adjusted ROE/Annualized adjusted ROE*	$ (148)	$ 5,090	(2.9)%	(11.6)%	$ (174)	$ 6,127	(2.8)%	(11.4)%

Nine Months Ended September 30,

	2022				2021			
	Net (loss) earnings [1]	Opening Equity [1]	(Adj) ROE	Annualized (Adj) ROE	Net (loss) earnings [1]	Opening Equity [1]	(Adj) ROE	Annualized (Adj) ROE
Net (loss) earnings/Opening equity/ROE/Annualized ROE [1]	$ (1,219)	$ 5,586	(21.8)%	(29.1)%	$ 365	$ 6,164	5.9 %	7.9 %
Non-GAAP adjustments:								
Net realized and unrealized losses on fixed maturity investments and funds held - directly managed / Net unrealized gains on fixed maturity investments and funds held - directly managed [2]	1,161	(89)			183	(560)		
Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option [3]	(228)	(107)			(68)	(33)		
Amortization of fair value adjustments / Fair value adjustments	11	(106)			13	(128)		
Net gain on purchase and sales of subsidiaries	—	—			(62)	—		
Tax effects of adjustments [4]	(6)	—			(18)	—		
Adjustments attributable to noncontrolling interests [5]	(90)	—			4	—		
Adjusted operating (loss) income/Adjusted opening equity/Adjusted ROE/Annualized adjusted ROE*	$ (371)	$ 5,284	(7.0)%	(9.4)%	$ 417	$ 5,443	7.7 %	10.2 %

(1) Net (loss) earnings comprises net (loss) earnings attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ($510 million), prior to any non-GAAP adjustments.

(2) Represents the net realized and unrealized losses (gains) related to fixed maturity securities. Our fixed maturity securities are held directly on our balance sheet and also within the "Funds held - directly managed" balance.

(3) Comprises the discount rate and risk margin components.

(4) Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate.

(5) Represents the impact of the adjustments on the net earnings (loss) attributable to noncontrolling interests associated with the specific subsidiaries to which the adjustments relate.

* Non-GAAP financial measure.

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Reconciliation to Adjusted Run-off Liability Earnings - QTD

	Three Months Ended September 30, 2022	September 30, 2022	As of June 30, 2022	September 30, 2022	Three Months Ended September 30, 2022
	PPD	Net loss reserves	Net loss reserves	Average net loss reserves	Annualized RLE %
PPD/net loss reserves/Annualized RLE	$ 109	$ 11,564	$ 12,238	$ 11,901	3.7 %
Non-GAAP Adjustments:					
Assumed Life	—	(139)	(147)	(143)	
Legacy Underwriting	(2)	(136)	(140)	(138)	
Net loss reserves - current period	—	(36)	(26)	(31)	
Reduction in provisions for ULAE / Net ULAE provisions	(15)	(480)	(504)	(492)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	4	95	99	97	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [(1)]	(82)	305	239	272	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	—	571	574	573	
Adjusted PPD/Adjusted net loss reserves/Annualized Adjusted RLE*	$ 14	$ 11,744	$ 12,333	$ 12,039	0.5 %

	Three Months Ended September 30, 2021	September 30, 2021	As of June 30, 2021	September 30, 2021	Three Months Ended September 30, 2021
	PPD	Net loss reserves	Net loss reserves	Average net loss reserves	Annualized RLE %
PPD/net loss reserves/Annualized RLE	$ 69	$ 11,963	$ 10,835	$ 11,399	2.4 %
Non-GAAP Adjustments:					
Assumed Life	—	(177)	—	(89)	
Legacy Underwriting	(2)	(147)	(156)	(152)	
Net loss reserves - current period	—	(130)	(91)	(111)	
Reduction in provisions for ULAE / Net ULAE provisions	(14)	(432)	(410)	(421)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	5	109	120	115	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [(1)]	(10)	100	91	96	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	5	601	584	593	
Adjusted PPD/Adjusted net loss reserves/Annualized Adjusted RLE*	$ 53	$ 11,887	$ 10,973	$ 11,430	1.9 %

[(1)] Comprises the discount rate and risk margin components.

* Non-GAAP financial measure.

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Reconciliation to Adjusted Run-off Liability Earnings - YTD

ENSTAR

	Nine Months Ended September 30, 2022	As of			Nine Months Ended September 30, 2022
		September 30, 2022	December 31, 2021	September 30, 2022	
	PPD	Net loss reserves	Net loss reserves	Average net loss reserves	Annualized RLE %
		(in millions of U.S. dollars)			
PPD/net loss reserves/Annualized RLE	$ 331	$ 11,564	$ 11,555	$ 11,560	3.8 %
Non-GAAP Adjustments:					
Assumed Life	(29)	(139)	(181)	(160)	
Legacy Underwriting	3	(136)	(153)	(145)	
Net loss reserves - current period	—	(36)	—	(18)	
Reduction in provisions for ULAE / Net ULAE provisions	(50)	(480)	(416)	(448)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	11	95	106	101	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [(1)]	(228)	305	107	206	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	4	571	574	572	
Adjusted PPD/Adjusted net loss reserves/Annualized Adjusted RLE*	$ 42	$ 11,744	$ 11,592	$ 11,668	0.5 %

	Nine Months Ended September 30, 2021	As of			Nine Months Ended September 30, 2021
		September 30, 2021	December 31, 2020	September 30, 2021	
	PPD	Net loss reserves	Net loss reserves	Average net loss reserves	Annualized RLE %
		(in millions of U.S. dollars)			
PPD/net loss reserves/Annualized RLE	$ 189	$ 11,963	$ 8,544	$ 10,254	2.5 %
Non-GAAP Adjustments:					
Assumed Life	—	(177)	—	(89)	
Legacy Underwriting	(4)	(147)	(955)	(552)	
Net loss reserves - current period	—	(130)	—	(65)	
Reduction in provisions for ULAE / Net ULAE provisions	(46)	(432)	(334)	(383)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	13	109	128	119	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [(1)]	(68)	100	33	67	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	19	601	615	608	
Adjusted PPD/Adjusted net loss reserves/Annualized Adjusted RLE*	$ 103	$ 11,887	$ 8,031	$ 9,959	1.4 %

[(1)] Comprises the discount rate and risk margin components.

* Non-GAAP financial measure.

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Reconciliation to Adjusted Total Investment Return

ENSTAR

	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021	Nine Months Ended September 30, 2022	Nine Months Ended September 30, 2021
Investment results				
Net investment income	$ 116	$ 93	$ 302	$ 231
Net realized (losses) gains	(36)	6	(111)	1
Net unrealized (losses) gains	(546)	(280)	(1,518)	110
Earnings (losses) from equity method investments	(20)	(14)	12	101
TIR ($)	$ (486)	$ (195)	$ (1,315)	$ 443
Non-GAAP adjustment:				
Net realized and unrealized losses (gains) on fixed maturity investments and funds held-directly managed	418	87	1,161	183
Adjusted TIR ($)*	$ (68)	$ (108)	$ (154)	$ 626
Total investments	14,226	16,962	14,226	16,962
Cash and cash equivalents, including restricted cash and cash equivalents	1,357	2,035	1,357	2,035
Funds held by reinsured companies	3,727	2,410	3,727	2,410
Net variable interest entity assets	—	448	—	448
Total investable assets	$ 19,310	$ 21,855	$ 19,310	$ 21,855
Average aggregate invested assets, at fair value [(1)]	$ 20,140	$ 21,889	$ 20,192	$ 20,737
Annualized TIR % [(2)]	(9.7)%	(3.6)%	(8.7)%	2.8 %
Non-GAAP adjustment:				
Net unrealized losses (gains) on fixed maturities, AFS investments included within AOCI and net unrealized losses (gains) on fixed maturities, trading instruments	1,928	(326)	1,928	(326)
Adjusted investable assets*	$ 21,238	$ 21,529	$ 21,238	$ 21,529
Adjusted average aggregate invested assets, at fair value [(3)]	$ 21,728	$ 21,610	$ 21,093	$ 20,411
Annualized adjusted TIR %* [(4)]	(1.3)%	(2.0)%	(1.0)%	4.1 %

[(1)] This amount is a two and four period average of the total investable assets for the three and nine months ended September 30, 2022 and 2021, respectively, as presented above, and is comprised of amounts disclosed in our quarterly and annual U.S. GAAP consolidated financial statements.

[(2)] Annualized TIR % is calculated by dividing the annualized TIR ($) by average aggregate invested assets, at fair value.

[(3)] This amount is a two and four period average of the adjusted investable assets* for the three and nine months ended September 30, 2022 and 2021, respectively, as presented above.

[(4)] Annualized adjusted TIR %* is calculated by dividing the annualized adjusted TIR* ($) by adjusted average aggregate invested assets, at fair value*.

*Non-GAAP measure.

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